Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

NOVEMBER 2025 MONTHLY DIVIDEND AND

 OCTOBER 31, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	November 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of October 31, 2025
●	Next Dividend Announcement Expected December 9, 2025

Vero Beach, Fla., November 12, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of November 2025. The dividend of $0.12 per share will be paid December 30, 2025 to holders of record of the Company’s common stock on November 28, 2025, with an ex-dividend date of November 28, 2025. The Company plans on announcing its next common stock dividend on December 9, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of November 12, 2025, the Company had 167,762,089 shares of common stock outstanding. As of October 31, 2025, the Company had 159,132,872 shares of common stock outstanding. As of September 30, 2025, the Company had 148,239,401 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of October 31, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Aug-25 -
									Oct-25	Oct-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Nov)	in Nov)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$250,000	$252,561	2.73%	101.02	5.00%	5.85%	6	172	n/a	n/a	$2,675	$(3,260)
15yr Total	250,000	252,561	2.73%	101.02	5.00%	5.85%	6	172	n/a	n/a	2,675	(3,260)
30yr 3.0	$827,412	$747,492	8.09%	90.34	3.00%	3.48%	56	296	7.4%	7.2%	$21,732	$(21,799)
30yr 3.5	161,558	151,385	1.64%	93.70	3.50%	4.04%	68	278	10.1%	8.8%	4,139	(4,161)
30yr 4.0	154,620	148,282	1.60%	95.90	4.00%	4.70%	54	300	8.6%	8.1%	3,710	(3,887)
30yr 4.5	276,232	271,052	2.93%	98.12	4.50%	5.44%	40	315	11.9%	10.7%	5,361	(6,046)
30yr 5.0	513,630	514,558	5.57%	100.18	5.00%	5.95%	28	326	9.6%	8.6%	9,299	(11,061)
30yr 5.5	2,201,478	2,247,237	24.32%	102.08	5.50%	6.46%	11	346	9.8%	7.3%	30,113	(40,123)
30yr 6.0	2,970,789	3,069,494	33.21%	103.32	6.00%	6.93%	12	343	16.6%	13.2%	25,102	(38,330)
30yr 6.5	1,503,898	1,574,898	17.04%	104.72	6.50%	7.39%	16	340	26.4%	17.9%	7,472	(12,792)
30yr 7.0	238,759	251,039	2.72%	105.14	7.00%	7.94%	24	327	31.4%	29.5%	1,585	(1,981)
30yr Total	8,848,376	8,975,437	97.12%	101.44	5.52%	6.40%	21	335	15.5%	12.1%	108,513	(140,180)
Total Pass-Through RMBS	9,098,376	9,227,998	99.85%	101.42	5.51%	6.39%	20	330	15.5%	12.1%	111,188	(143,440)
Structured RMBS
IO 20yr 4.0	5,610	456	0.00%	8.13	4.00%	4.57%	165	69	11.6%	12.4%	2	(2)
IO 30yr 3.0	2,381	285	0.00%	11.99	3.00%	3.64%	129	221	1.0%	1.2%	-	(1)
IO 30yr 4.0	64,939	12,043	0.13%	18.54	4.00%	4.60%	134	217	11.5%	9.2%	(261)	157
IO 30yr 4.5	2,830	514	0.01%	18.16	4.50%	4.99%	184	163	9.1%	7.3%	(4)	1
IO 30yr 5.0	1,471	305	0.00%	20.73	5.00%	5.37%	184	163	13.3%	11.5%	(5)	2
IO Total	77,231	13,603	0.15%	17.61	4.01%	4.59%	139	203	11.1%	9.1%	(268)	157
IIO 30yr 4.0	18,175	184	0.00%	1.01	0.00%	4.40%	97	251	1.5%	5.0%	113	(76)
Total Structured RMBS	95,406	13,787	0.15%	14.45	3.24%	4.56%	131	212	9.3%	8.4%	(155)	81

Total Mortgage Assets	$9,193,782	$9,241,785	100.00%		5.48%	6.37%	21	329	15.4%	12.1%	$111,033	$(143,359)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Sep-26	$(3,413)	$3,413
5-Year Treasury Future(2)	(562,500)	Feb-30	(11,766)	11,503
10-Year Treasury Future(3)	(228,500)	Aug-32	(7,556)	7,343
10-Year Ultra Treasury Future(4)	(197,500)	May-35	(8,973)	8,572
5-Year ERIS SOFR Swap Futures	(10,000)	Dec-30	(234)	227
Swaps	(3,943,300)	Feb-31	(96,217)	93,056
TBA Short	(766,000)	Nov-25	(7,149)	10,880
Hedge Total	$(6,097,800)		$(135,308)	$134,994
Rate Shock Grand Total			$(24,275)	$(8,365)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $109.21 at October 31, 2025. The market value of the short position was $614.3 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $112.67 at October 31, 2025. The market value of the short position was $257.5 million.
(4)	Ten-year Ultra futures contracts were valued at prices of $115.48 at October 31, 2025. The market value of the short position was $228.1 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of October 31, 2025
Fannie Mae	$5,103,429	56.8%
Freddie Mac	3,885,795	43.2%
Total Mortgage Assets	$8,989,224	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of October 31, 2025
Non-Whole Pool Assets	$649,174	7.2%
Whole Pool Assets	8,340,050	92.8%
Total Mortgage Assets	$8,989,224	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of October 31, 2025	Borrowings	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$509,065	6.1%	4.19%	31	12/15/2025
Citigroup Global Markets Inc	432,500	5.2%	4.10%	74	1/30/2026
Wells Fargo Securities, LLC	388,034	4.7%	4.22%	19	12/29/2025
DV Securities, LLC Repo	382,924	4.6%	4.16%	45	12/30/2025
Daiwa Securities America Inc.	377,754	4.5%	4.14%	112	3/23/2026
ABN AMRO Bank N.V.	374,877	4.5%	4.20%	32	12/15/2025
The Bank of Nova Scotia	364,386	4.4%	4.16%	41	12/23/2025
Merrill Lynch, Pierce, Fenner & Smith	360,221	4.3%	4.22%	57	2/13/2026
ASL Capital Markets Inc.	359,623	4.3%	4.16%	95	9/21/2026
Marex Capital Markets Inc.	357,162	4.3%	4.20%	30	12/15/2025
Clear Street LLC	355,532	4.3%	4.20%	20	12/1/2025
Bank of Montreal	353,753	4.2%	4.20%	35	1/14/2026
South Street Securities, LLC	341,901	4.1%	4.09%	129	8/27/2026
Goldman, Sachs & Co	335,796	4.0%	4.18%	27	11/28/2025
Mirae Asset Securities (USA) Inc.	331,156	4.0%	4.16%	31	1/15/2026
StoneX Financial Inc.	329,768	4.0%	4.22%	20	11/20/2025
Cantor Fitzgerald & Co	316,771	3.8%	4.18%	24	11/26/2025
RBC Capital Markets, LLC	297,503	3.6%	4.27%	25	11/26/2025
ING Financial Markets LLC	288,543	3.5%	4.21%	17	11/17/2025
Banco Santander SA	264,770	3.2%	4.22%	17	11/17/2025
MUFG Securities Canada, Ltd.	250,746	3.0%	4.24%	7	11/7/2025
Mitsubishi UFJ Securities (USA), Inc.	242,718	2.9%	4.22%	14	11/17/2025
Mizuho Securities USA LLC	207,375	2.5%	4.12%	62	1/26/2026
Hidden Road Partners Civ US LLC	158,376	1.9%	4.16%	49	1/30/2026
Nomura Securities International, Inc.	155,399	1.9%	4.17%	45	12/15/2025
Natixis, New York Branch	105,592	1.3%	4.20%	31	12/1/2025
Brean Capital, LLC	51,234	0.6%	4.15%	41	12/11/2025
Lucid Prime Fund, LLC	34,414	0.4%	4.22%	13	11/13/2025
Total Borrowings	$8,327,893	100.0%	4.18%	43	9/21/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400